                                                                     EX-10.1


                          AMENDMENT TO ESCROW AGREEMENT
                          -----------------------------

         Amendment dated as of July 18, 1996 to Escrow Agreement dated February 6, 1990, as amended October 29, 1993, and June 7, 1995 (the "Escrow Agreement"), between Harrah's Entertainment, Inc., formerly The Promus Companies Incorporated (the "Company"), the subsidiaries listed on the execution page of this Amendment ("Subsidiaries"), and NationsBank (formerly Sovran Bank and formerly Commerce Union Bank) (the "Escrow Agent").

         WHEREAS, pursuant to Section 5.02 of the Escrow Agreement, the Company maintains the right to amend the Escrow Agreement by an instrument in writing signed on behalf of the parties to the Escrow Agreement, together with the written consent of Participants having at least 50% of all amounts being accounted for in the Escrow Fund with respect to their accounts (which consent is attached hereto);

         WHEREAS, pursuant to Section 5.02 of the Escrow Agreement, the undersigned parties hereby adopt this Amendment to become effective as of the date hereof.

         NOW THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Section 1.02 of the Plan is amended to read in its entirety as follows:

                  Section 1.02. Participants. The Participants under this Escrow Agreement are all individuals who have an EDCP account balance. The Company may add Participants upon written notice to the Escrow Agent from the Chief Executive Officer of the Company. The Company will notify the Escrow Agent from time to time of the names of the Participants under this Escrow Agreement. For purposes of this Escrow Agreement, the beneficiary of any Participant who dies shall be deemed a
                  Participant under this Agreement to the extent such beneficiary is entitled to the then-accrued benefits under the Plans covered by this Escrow Agreement.

         2. The following sentence is added at the end of Section 3.01(a) of the Escrow Agreement:

                  Notwithstanding  anything  in  this  Escrow  Agreement  to the contrary, the Company's Chief Executive Officer and Chief Financial Officer, jointly, shall have authority to direct the Escrow Agent in writing, from time to time (the "Payment Notice), to pay directly to any Participant (or beneficiary if the Participant is deceased) who is entitled to a payment under the Plans such amount as may be directed in the Payment Notice for purposes of satisfying accrued benefits under any of the Plans, including but not limited to benefits payable by reason of a Participant's or beneficiary's exercise of a call provision under the EDCP, and the Escrow Agent shall utilize for such payment such funds or investments in escrow, including but not limited to, cash and/or the cash surrender value of any insurance policies or contracts, as may be directed in the Payment Notice which may include directions to cash in a policy or borrow against a policy to obtain the funds for the benefit payments. Such payment shall be made by the Escrow Agent as soon as practicable. The Escrow Agent shall act only as an administrative agent and carry out the directions in the Payment Notice in accordance with this paragraph and shall not be responsible for the payment decision. If any Payment Notice violates any duty or other requirement under this Escrow Agreement or applicable law, the entire responsibility shall rest upon the Company. The Escrow Agent shall be fully protected in acting upon or complying with any restrictions or directions provided in the Payment Notice in accordance with this paragraph.

         3. The parties understand that the parties to the Escrow Agreement are Harrah's Entertainment, Inc., Harrah's Operating Company, Inc., and NationsBank.

         Executed as of this 18th day of July, 1996.

                                          HARRAH'S ENTERTAINMENT, INC.

                                          By:      NEIL F. BARNHART
                                               -------------------------
                                          Title: VICE PRESIDENT
                                               -------------------------

                                          HARRAH'S OPERATING COMPANY, INC.

                                          By:      NEIL F. BARNHART
                                               -------------------------
                                          Title: VICE PRESIDENT
                                               -------------------------

                                          NATIONSBANK

                                          By:      R. OTIS GOODIN
                                               -------------------------
                                          Title: VICE PRESIDENT
                                               -------------------------



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



                                     CONSENT


         The signatories below, being Participants under the Escrow Agreement dated as of February 6, 1990, as amended October 29, 1993, and June 7, 1995 (the "Escrow Agreement"), as the term "Participants" is defined in the Escrow Agreement, and who together have at least 50% of all amounts accounted for in the Escrow Agreement applicable to benefits payable to them, hereby consent to the Amendment, attached hereto and dated as of July 18, 1996, to the Escrow Agreement.


MICHAEL D. ROSE                                  LAURANCE B. LACAFF
-------------------------                        -------------------------
Michael D. Rose                                  Laurance B. Lacaff


PHILIP G. SATRE                                  J. W. McALLISTER
-------------------------                        -------------------------
Philip G. Satre                                  J. W. McAllister


BEN C. PETERNELL                                 RONALD A. LENCZYCKI
-------------------------                        -------------------------
Ben C. Peternell                                 Ronald A. Lenczycki


COLIN V. REED                                    JAMES B. FARLEY
-------------------------                        -------------------------
Colin V. Reed                                    James B. Farley


CHARLES A. LEDSINGER, JR.                        BOAKE A. SELLS
-------------------------                        -------------------------
Charles A. Ledsinger, Jr.                        Boake A. Sells


E. O. ROBINSON, JR.                              WALTER J. SALMON
-------------------------                        -------------------------
E. O. Robinson, Jr.                              Walter J. Salmon















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